EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Repro-Med Systems, Inc. (the "Company") Amendment No. 1 to Form 10-QSB for the period ending May 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew I. Sealfon, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Andrew I. Sealfon
---------------------
Andrew I. Sealfon
Chief Executive Officer and
Principal Financial Officer


January 22, 2008